Exhibit 13.2
CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 20-F for the year ended December 31, 2022 as filed by Sands China Ltd. with the Securities and Exchange Commission on the date hereof (the “Report”), I certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Sands China Ltd.

Date:	March 30, 2023	By:	/s/ SUN MINQI (DAVE)
Name: Sun MinQi (Dave) Title: Senior Vice President and Chief Financial Officer